UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2011

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7101 Muirkirk Road
Beltsville, Maryland 20705
(Address of registrant’s principal executive office)

(301) 470-3366
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 12, 2011, James T. Sullivan, principal accounting officer of Rockwood Holdings, Inc. and its subsidiary, Rockwood Specialties Group, Inc., was reassigned to pursue other career opportunities within the financial reporting and accounting departments of Rockwood.

(c) Effective July 12, 2011, Robert J. Zatta, Senior Vice President and Chief Financial Officer of Rockwood Holdings, Inc. and Rockwood Specialties Group, Inc., assumed the additional duties of interim principal accounting officer pending the appointment of a new principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

ROCKWOOD SPECIALTIES GROUP, INC.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: July 13, 2011